405 P1 11/15

SUPPLEMENT DATED NOVEMBER 18, 2015

TO THE PROSPECTUS DATED AUGUST 1, 2015 OF

TEMPLETON BRIC FUND

(a series of Templeton Global Investment Trust)

The Prospectus is amended as follows:

The Board of Trustees of Templeton Global Investment Trust recently approved a proposal to reorganize the Templeton BRIC Fund (Fund), a series of Templeton Global Investment Trust, with and into the Templeton Developing Markets Trust.

It is anticipated that in the first calendar quarter of 2016 shareholders of the Fund will receive a Proxy and a Prospectus/ Proxy Statement requesting their votes on the reorganization. If approved by Fund shareholders, the transaction is currently expected to be completed on or about May 6, 2016, but may be delayed if unforeseen circumstances arise.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on December 21, 2015, the Fund will be closed to all new investors except as noted below.  Existing investors who had an open and funded account on December 21, 2015 can continue to invest in the Fund through exchanges and additional purchases after such date.  The following categories of investors may continue to open new accounts in the Fund after the close of market on December 21, 2015, (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on December 21, 2015, and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on December 21, 2015. The Fund will not accept any additional purchases after the close of market on or about April 29, 2016. The Fund reserves the right to change this policy at any time.

Please keep this supplement for future reference.